Exhibit 99.2

Preliminary Draft Subject to Change CONFIDENTIAL J O N E S E N E R G Y , I N C . B U S I N E S S U P D A T E | M A R C H 5 + 6 , 2 0 1 9 | C O N F I D E N T I A L SUBJECT TO CONFIDENTIALITY AGREEMENTS, FRE 408, AND STATE LAW EQUIVALENTS PROFESSIONAL EYES ONLY Not to be distributed to Holders until Company receives RSA signature pages and RSA is effective

Disclaimers

This presentation has been prepared by Jones Energy, Inc. (the "Parent" and, collectively with its subsidiaries, the "Company") for the exclusive use of the party to whom the Company delivers this presentation (such party, together with its subsidiaries and affiliates, the "Recipient"). This presentation does not constitute or form part of, and should not be construed as, any offer, invitation or recommendation to purchase, sell or subscribe for any securities in any jurisdiction and neither the issue of the presentation nor anything contained herein shall form the basis of or be relied upon in connection with, or act as an inducement to enter into, any investment activity. This presentation does not purport to contain all of the information that may be required to evaluate any investment in the Company or any of its securities, including the guarantees issued by the Parent and certain of its subsidiaries, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. The Recipient should not construe the contents of this presentation as legal, tax, accounting, investment or other advice or a recommendation. The merit and suitability of an investment in the Company should be independently evaluated and any person considering such an investment in the Company is advised to obtain independent advice as to the legal, tax, accounting, financial, credit and other related advice prior to making an investment. Any decision to purchase securities in any offering the Company may make in the future should be made solely on the basis of information contained in any prospectus or offering circular that may be published by the Company in final form in relation to any such proposed offering and which would supersede this presentation and information contained herein in its entirety. To the extent available, the industry and market data contained in this presentation has come from official or third party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While the Company believes that each of these publications, studies and surveys has been prepared by a reputable source, the Company has not independently verified the data contained therein and makes no representation or warranty as to the accuracy, completeness or reasonableness of such information.

The Recipient acknowledges that the Company considers this presentation and all information contained herein to be confidential, sensitive and proprietary information that is "Confidential Information" subject to the Confidentiality Agreement executed by the Parent and the Recipient on or about March 5, 2019. The Recipient agrees that it shall in accordance with its established procedures keep the presentation and all information contained herein confidential and shall not use any such information for any purpose. The Recipient acknowledges and agrees this confidentiality undertaking is intended to be for the benefit of, and enforceable by, the Company.

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements. The words "expect", "anticipate", "intends", "believe", "may", "predict", "will", "plan", "estimate", "aim", "forecast", "project" and similar expressions (or their negative) identify certain of these forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are statements regarding the Company's intentions, beliefs or current expectations concerning, among other things, the Company's results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which the Company operates. The forward-looking statements in this presentation are based on numerous assumptions and estimates, believed by the Company to be reasonable at the time made, regarding the Company's present and future business strategies and the environment in which the Company will operate in the future. Forward-looking statements involve inherent known and unknown risks, uncertainties and contingencies because they relate to events and depend on circumstances that may or may not occur in the future and may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by such forward looking statements. Many of these risks and uncertainties relate to factors that are beyond the Company's ability to control or estimate precisely, such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as the Company's ability to continue to obtain financing to meet its liquidity needs, changes in the political, social and regulatory framework in which the Company operates or in economic or technological trends or conditions. Past performance should not be taken as an indication or guarantee of future results, and no representation or warranty, express or implied, is made regarding future performance. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. Each forward-looking statement in this presentation speaks only as of the date of this presentation. Except as required by applicable law, the Company disclaims any intention, obligation or responsibility to revise or update any forward-looking statements contained in this presentation to reflect events or circumstances occurring after the date of this presentation.

Industry and Market Data

This presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates, the Company has not independently verified the accuracy or completeness of this information. Some data is also based on the Company's good faith estimates, which are derived from a review of internal sources as well as the third-party sources described above.

JONES ENERGY 1

Disclaimers (cont'd)

Reserve Presentation

This presentation includes information with respect to proved, probable and possible reserves of the Company. Under SEC rules, proved reserves are those quantities of oil and natural gas that by analysis of geoscience and engineering data can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs, and under existing economic conditions, operating methods and government regulations. The term "reasonable certainty" implies a high degree of confidence that the quantities of oil and natural gas actually recovered will equal or exceed the estimate. Reasonable certainty can be established using techniques that have been proven effective by actual production from projects in the same reservoir or an analogous reservoir or by other evidence using reliable technology that establishes reasonable certainty. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.
Probable reserves are reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. Estimates of probable reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by us. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of possible reserves are also inherently imprecise. Estimates of probable and possible reserves are also continually subject to revisions based on production history, results of additional exploration and development, price changes and other factors.

Non-GAAP Financial Measures

EBITDAX is a supplemental non-GAAP financial measure that is used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies.

The Company defines EBITDAX as earnings before interest expense, income taxes, depreciation, depletion and amortization, exploration expense, gains and losses from derivatives less the current period settlements of matured derivative contracts and the other items described below. EBITDAX is not a measure of net income as determined by United States generally accepted accounting principles, or GAAP. Management believes EBITDAX is useful because it allows them to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. The Company excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDAX has limitations as an analytical tool and should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of the Company's liquidity. Certain items excluded from EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historical costs of depreciable assets. The Company's presentation of EBITDAX should not be construed as an inference that the Company's results will be unaffected by unusual or nonrecurring items. The Company's computations of EBITDAX may not be comparable to other similarly titled measures of other companies.

PV-10 is also considered a non-GAAP financial measure. PV-10 is derived from the standardized measure of discounted future net cash flows, which is the most directly comparable GAAP financial measure and, as used in this presentation, is determined based on SEC pricing. PV-10 is a computation of the standardized measure of discounted future net cash flows on a pre-tax basis. PV-10 is equal to the standardized measure of discounted future net cash flows at the applicable date, before deducting future income taxes, discounted at 10 percent. The Company believes that the presentation of PV-10 is relevant and useful to investors because it presents the discounted future net cash flows attributable to its estimated net proved reserves prior to taking into account future corporate income taxes, and it is a useful measure for evaluating the relative monetary significance of its oil, natural gas liquids ("NGL") and natural gas properties. Further, investors may utilize the measure as a basis for comparison of the relative size and value of the Company's reserves to other companies. The Company uses this measure when assessing the potential return on investment related to its oil, NGL and natural gas properties. PV-10, however, is not equal to, or a substitute for, the standardized measure of discounted future net cash flows. The Company's PV-10 measure and the standardized measure of discounted future net cash flows do not purport to represent the fair value of its oil and natural gas reserves.

JONES ENERGY 2

Preliminary Draft Subject to Change CONFIDENTIAL Asset Overview Western Anadarko Basin (WAB) Eastern Anadarko Basin (Merge) Net Acres ('000s) % HBP [2] Operated Sections / % Total Sections Production (Mboed) % Oil % Liquids Operated Wells PDP (Mmboe) 1P (Mmboe) PDP (PV-10 $mm) 1P (PV-10 $mm) Note [1] January 2019 average daily production. Reserve values based on CG&A audited YE18 reserve report at SEC prices. Acreage as YE18. [2] Merge HBP status represents operated acreage; 93% HBP when including non-op. 3 Company HQ Austin, TX Total ~170k 94% NM NM 21.4 26% 56% 811 58 68 $525 $570 WAB ~146k 94% 90%+ NM 11.7 27% 58% 768 42 45 $355 $368 Merge ~23k 100% 36 200 9.6 25% 54% 43 16 23 $168 $200 Asset Summary [1]

Preliminary Draft Subject to Change CONFIDENTIAL Reserves Reserve Category PDP PDNP PUD 1P PROB POSS 3P Technical 1P [1] 28 48 42 47 76 59 54 58 105 107 97 105 Reserve Category PDP PDNP PUD 1P PROB POSS 3P Technical 1P [1] $227 $284 $173 $253 $399 $430 $318 $412 $627 $715 $498 $674 Notes: CG&A audited YE18 reserves. 2018 SEC price deck ~$66 oil and ~ $3 gas. 2017 SEC price deck ~$51 oil and $3 gas. Nymex ave rages $56 / $2.90 in 2019; $58 and $2.75 in 2020; $56 / $2.60 in 2021; $54 / $2.60 in 2022+. [1] “Technical 1P” means what the reserves and PV-10 would be if JONE did not have its current capital availability and other limits on demonstrating the ability to drill PUDs in the prescribed window. 4 SEC YE 2017 [1] SEC YE NYM NYM +$10 2018 [2] 2/22/2019 2/22/2019 $423 63 140 $627 472 918 $525 $410 $504 12 7 11 32 16 30 $570 $433 $545 555 233 483 734 299 623 $2,017 $1,859 $965 $1,651 SEC YE 2017 [1] SEC YE NYM NYM +$10 2018 [2] 2/22/2019 2/22/2019 $335 8 57 $399 11 130 $355 $278 $343 12 7 11 1 0 1 $368 $286 $354 123 59 114 91 26 79 $540 $581 $370 $547 SEC YE 2017 [1] SEC YE NYM NYM +$10 2018 [2] 2/22/2019 2/22/2019 $88 55 83 $227 461 788 $168 $125 $153 - - - 32 16 30 $200 $141 $183 433 173 369 643 273 544 $1,475 $1,276 $588 $1,095 PV-10 ($mm) SEC YE 2017 [1] SEC YE NYM NYM +$10 2018 [2] 2/22/2019 2/22/2019 54 8 43 105 110 326 58 55 57 3 3 3 7 6 7 68 65 67 164 139 162 241 198 239 540 474 402 469 SEC YE 2017 [1] SEC YE NYM NYM +$10 2018 [2] 2/22/2019 2/22/2019 45 3 28 76 19 85 42 40 41 3 3 3 0 0 0 45 43 44 32 22 30 38 26 38 181 115 91 113 SEC YE 2017 [1] SEC YE NYM NYM +$10 2018 [2] 2/22/2019 2/22/2019 9 5 14 28 90 240 16 15 15 - - - 7 6 7 23 21 22 132 117 132 203 172 201 359 358 310 355 Reserves (MMboe) Total WAB Merge

Preliminary Draft Subject to Change CONFIDENTIAL Business Approach “Big Rocks” Liability management for a more manageable capital structure and expanded liquidity Viable, go-alone strategy that preserves organic and strategic value and optionality Safe, efficient, effective, return-driven and process-oriented operations Appropriate and efficient cost structure – AFE, LOE and G&A Culture “Language” of cash returns Detail-orientation “Do your job, no “drama” / distractions culture Transparency Team Clear accountability / responsibility Accurate internal data evaluation with checks-and-balances Thoughtful, data-driven planning Appropriate and timely stakeholder communication Right composition – positions and persons Fewer, better, better-incentivized employee base (“every seat counts”) “One team, one dream”: Operational and financial alignment 5

Preliminary Draft Subject to Change CONFIDENTIAL Post-Restructuring Strategy Preserve and expand the Company’s organic and strategic value and optionality Protocol focus Follow, evaluate and refine best practices with appropriate “structural tension” Development approach Leverage empirically-defined relative economic acreage productivity data and off-set activity to direct activity Tactically use long-laterals to block-up further Merge operated position Capital allocation Operated D&C. Strict adherence to return thresholds adjusted for exogenous benefits Non-operated. Calibrated, contextual relative economic evaluation vs. just “maintain the footprint” Cost efficiency AFE. Rigorous bidding, rock-tailored well / completion design, pad-drilling, etc. LOE. Tackling fixed costs, including personnel and automation, among other initiatives G&A. Position need / personnel fit assessment, consultant reduction / RFPs, other initiatives Culture of “cash returns” Field-up understanding of price / cost impacts on returns Deliberate, thoughtful A&D Evaluate consolidation opportunities to build / leverage scale, knowledge within Midcon 6

Preliminary Draft Subject to Change CONFIDENTIAL Post-Restructuring Leverage Considerations More substantial equity value is meaningful driver / source of value Organic growth. Non-debt source of capital, liquidity Acquisition growth. “Currency” “Reverse-merger IPO.” Potential market access for exit-challenged private E&Ps with complementary assets Trading liquidity. For new shareholders Market demands Substantial trading discount for public E&Ps with high leverage “Downside protection” of “higher debt” less important with less leverage 7

Preliminary Draft Subject to Change CONFIDENTIAL Small-Cap E&P Peer Leverage Analysis 12.6x 6.3x 3.8x 4.1x 4.7x 5.0x 2.6x 3.1x 3.5x 1.4x 1.4x 1.4x 1.6x 1.7x 1.8x 1.9x 2.1x 2.1x 2.1x 2.1x 2.2x 2.2x 2.2x 2.3x 2.3x 2.4x M dian; 2.1x 0.2x 0.2x 0.9x 0.9x 1.0x 1.1x 1.2x (0.2x)(0.1x) (1.2x) 18.7x 4.5x 5.0x 5.2x 6.1x 1.9x 2.0x 2.2x 2.2x 2.3x 2.3x 2.8x 3.2x 3.5x M dian; 1.6x 0.1x 0.2x 0.7x 0.8x 0.9x 0.9x 1.0x 1.2x 1.2x 1.2x 1.3x 1.4x 1.4x 1.6x 1.6x 1.7x 1.7x 1.8x 1.8x (0.2x)(0.1x) (1.2x) <$500mm $500mm-$1.0bn $1.0bn-$1.5bn $1.5bn-$2.0bn Source: Public Filings, Factset (as of 2/28/19) Note: Small-cap peers include companies with equity market capitalization of $2bn or less, median figures exclude Jones, Jones leverage figures exclude Superprime Facility and TRA and are based on latest budget’s 2019E and 2020E EBITDA of $78.2mm and $52.7mm, respectively [1] SQ represents status quo capitalization, $450mm and $700mm represent illustrative pro forma capital structures with $450mm and $750mm total debt, respectively; all metrics utilize current cash balance of $58mm as of 4Q18 8 Evolution Evolution SandRidge SandRidge Bonanza Bonanza Earthstone Earthstone Midstates Midstates Roan Roan Talos Berry Penn Virginia Talos Berry Penn Virginia HighPoint HighPoint SRC SRC SilverBow SilverBow Abraxas Abraxas Unit Unit Extraction Extraction Lilis Contango Contango Carrizo Resolute Alta Mesa Carrizo Laredo Callon Eclipse Eclipse Callon Lilis Alta Mesa Laredo W&T Halcón Resolute W&T Gulfport Gulfport Northern Northern Baytex Baytex Halcón Comstock Comstock Denbury Denbury Legacy Legacy CRC Ultra Sanchez Sanchez Ultra CRC EP Jones ($450mm)[1] Jones ($450mm)[1] EP Approach Approach Jones ($700mm)[1] Jones ($700mm)[1] Jones (SQ)[1] Jones (SQ)[1] e 12.2x 7.4x 8.3x Median by Market Capitalization <$500mm$500mm-$1.0bn $1.0bn-$1.5bn$1.5bn-$2.0bn 1.5x1.8x 1.4x1.7x Net Debt / 2020E EBITDA e 7.6x 8.2x 5.0x Median by Market Capitalization <$500mm$500mm-$1.0bn $1.0bn-$1.5bn$1.5bn-$2.0bn 1.9x2.1x 1.7x2.1x Net Debt / 2019E EBITDA

Preliminary Draft Subject to Change CONFIDENTIAL M E R G E

Preliminary Draft Subject to Change CONFIDENTIAL Overview The main target zones in the Merge are Meramec[1] and Woodford STACK Meramec SCOOP Sycamore [1] Reservoir thickness varies from 100’ to 400’ with average porosity of 4% to 10% Key Targets Woodford Gross Thickness 50’ - 500' 50' - 300' Merge offers stacked-pay with well-developed targets defined by substantial, if uneven, vertical well-control Net-to-Gross 30 - 40% 30 - 60% Porosity 3 - 7% 3 - 6% CANADIAN Merge GRADY McCLAIN 10 Note [1] Sycamore, or Mayes, is age equivalent to Meramec. NS World Class Petroleum Systems Oil Generation/Migration Basin PLATFORM STACK Merge SCOOP Cross-Section Schematic MERGE Meramec Woodford 100’ - 400' 40 - 80% 4 - 10% Reservoir Comparison

Preliminary Draft Subject to Change CONFIDENTIAL JONE Merge Entered the Merge in Aug. 2016 through the acquisition of 17k net acres from American Energy Partners Asset has grown to 23k net acres through trades, leasing, forced pooling and small acquisitions Interest in ~200 sections Substantial operated footprint ~17k net operated acres, 100% HBP 36 operated sections One of the leading Merge operators [1] with 43 operated wells producing 12 12 10 10 8 8 6 6 4 4 2 2 - - 4Q161Q172Q17 3Q174Q17 1Q18 36 2Q183Q184Q18 Cum. Wells 2 5 9 20 29 MRMC 39 42 43 WDFD Daily Prod (Mboe/d) 11 Note [1] See appendix for other large players in the Merge. Wells Spud Net Production Mboe/d 6 5 4 5 4 4 3 1 3 1 2 2 2 1 JONE Activity To-Date 13N 9W13N 8W13N 7W13N 6W13N 5W13N 4W13N 3W 12N 9W12N 8W12N 7W12N 6W12N 5W12N 4W12N 3W Canadian 11N 9W11N 8W11N 7W11N 6W11N 5W11N 4W11N 3W 10N 9W10N 8W10N 7W10N 6W10N 5W10N 4W10N 3W 9N 9W9N 8W9N 7W9N 6W9N 5W9N 4W9N 3W McClain 8N 9W8N 8W8N 7W8N 6W8N 5W8N 4W8N 3W Grady 7N 9W7N 8W7N 7W7N 6W7N 5W7N 4W7N 3W 6N 9W6N 8W6N 7W6N 6W6N 5W6N 4W6N 3W JONE Merge Acreage

Preliminary Draft Subject to Change CONFIDENTIAL JONE Acreage Position JONE has acreage across the Merge The Oil and Low GOR – North windows have the higher single well return profiles Followed by the Low GOR – South, High GOR and Ga windows, in descending order JONE’s acreage, and particularly its operated acreage, is concentrated in the Low GOR North and Oil windows Operated acreage typically garners higher value given development control, concentrated WI 22.7k total net acres, 17.0k operated (~75%) Oil LGOR N. LGOR S. HGOR Gas Total Op. Acreage Sections Net Acres (k) % of Total 1 0.5 3% 23 10.9 64% 7 3.0 17% 2 0.9 5% 3 1.7 10% 36 17.0 100% Non-Op. Acreage Sections Net Acres (k) % of Total 49 1.3 24% 48 2.0 36% 20 0.5 9% 28 0.8 15% 19 0.9 17% 164 5.7 100% 12 Acreage by Type Curve Area 9W Ns9W N 9W N 9W 9W N 9W N 9W 13N 8W13N 7W13N 6W13N 5W13N 4W 12N 8W12N 7W12N 6W12N 5W12N 4W Canadian 11N 8W11N 7W11N 6W11N 5W11N 4W North South 10N 8W10N 7W10N 6W10N 5W10N 4W McClain Grady 9N 8W9N 7W9N 6W9N 5W9N 4W 7W8N 6W8N 5W8N 4W 7N 8W7N 7W7N 6W7N 5W7N 4W JONE Operated Leasehold JONE Leasehold Oil Window8N 8W 8N Low GOR Window High GOR Window Gas Window

Preliminary Draft Subject to Change CONFIDENTIAL Key Well Results 2-Steam # Well Operator Lat Length IP30 Boed % Oil Meramec 1 1 2 2 3 3 4 5 6 7 8 9 10 11 12 13 13 14 15 Bomhoff 2H Tomahawk 1H Rosewood 1H Rosewood 2H Bone 2H Margaret 2H Garrett 1H Geronimo 2MH Banff 1UMH Denali 3UMH Spectacular Bid 2H Doris 1HX Collins 1XH Shepperd 1H Matheson 1H Morton 28XHM Myers 20MXH Eight Belles 2XH Umbach Estate 1H Jones Jones Jones Jones Jones Jones Jones Camino Chaparral [1] Chaparral [1] Roan Roan [2] Roan Paloma Jones Continental Marathon Roan [2] Paloma 4,428 9,778 4,579 4,586 4,375 4,873 4,697 4,500 4,500 4,500 4,915 9,915 9,500 10,877 4,733 10,000 9,727 9,365 6,675 1,345 1,697 1,005 1,201 1,255 1,074 983 898 1,209 1,214 1,456 2,398 2,908 1,395 1,082 2,095 987 1,448 1,022 41% 43% 46% 44% 67% 63% 63% 58% 58% 75% 67% 52% 66% 37% 39% 7% 12% 58% 65% JONE Q4 2018 Wells Bolded Woodford 1 2 3 4 5 6 7 8 9 Bomhoff 1H Rosewood 3H Bone 1H Dutch 1H Cowboy 1H Meyers 1H Griffin 1HX Curry 1VH Larry 1H Jones Jones Jones Roan Roan Cimarex Roan EOG Encana 4,196 4,382 4,322 9,700 10,245 7,980 6,500 10,460 9,850 741 739 535 1,459 618 1,730 1,692 1,730 1,930 32% 47% 66% 56% 29% 24% 42% 85% 85% Note [1] Chaparral wells represent % liquids per investor presentation. [2] 3-stream numbers per investor presentation. 13 13N 9W 13N 8W 13N 7W 13N 6W 13N 5W 13N 4W 13N 3W 5 2 12N 9W 12N 8W 12N 7W 7 12N 6W 12N 5W 12N 4W 12N 3W 13 6 CANADIAN4 11N 9W 11N 8W 11N 7W 8 11N 6W 11N 5W 11N 4W 11N 3W 6 4 5 9 10N 9W 10N 8W 10N 7W 10N 6W 10N 5W 10N 4W 10N 3W 13 7 2 10 9N 9W 9N 8W 119N 7W 9N 6W 9N 5W Mc9CN L4WAIN 9N 3W 15 14 8N 9W 8N 8W 8N 7W 8N 6W 8N 5W 8N 4W 8N 3W 8 GRADY9 7N 9W 7N 8W 7N 7W 7N 6W 7N 5W 7N 4W 7N 3W 6N 9W 6N 8W 6N 7W 6N 6W 6N 5W 6N 4W 6N 3W Jones Acreage Jones Op Acr. Meramec Well Woodford Well JONE Well 1 Key Well Results Well Locator Map

Neighbors • c::::J Camino • .• •• 1-Washita • • •• c:P 0 • Q • Kiowa • I j, JONES 14 Note [i"J"EoG acreage represents outline from re cent investor prese ntation. • Logan c::::J Continental o o • Oklahoma P 0 ottaw c::::J J ones -Chaparral c::::J Cimarex c::::J EOG [1] -Paloma I TPR -Roan 0 0 D • Cleveland Merge Overview

WAB

Preliminary Draft Subject to Change CONFIDENTIAL JONE WAB Overview and Acreage Position Developed position through four major acquisitions since 2009, supplemented by opportunistic leasing Crusader (2009), Chalker (2012), Sabine (2013) and EOG (2016) 146k net acres 90% operated, 94% HBP Until recently, exclusive Cleveland focus 675+ Cleveland horizontal wells developed – more than any other operator Meaningful running room ~125+ high-graded Cleveland, Marmaton sticks Identified Tonkawa and Cherokee locations ~$90mm in 2018 field-level EBITDAX 35 25 30 20 25 15 20 15 10 10 5 5 0 0 1Q142Q143Q144Q141Q152Q15 3Q154Q15 1Q16 2Q16 3Q164Q161Q17 2Q173Q174Q171Q182Q183Q184Q18 Cleveland Turkey Track NextGen Cleveland Marmaton Tonkawa Daily Prod Boe/d 16 Wells Spud Production Mboe/d JONE Activity Since 2014 Marmaton Grand Field Core Cleveland Marmaton Wolf Creek JONE WAB Acreage Position

Preliminary Draft Subject to Change CONFIDENTIAL Uplift from Enhanced Completions and Flowback Implemented NextGen completion and flowback strategy in Nov. 2017 400 33-stage open hole design with bespoke frac plan by stage Frac-pressure discipline to preserve casing integrity 300 200 Limit treating pressure during frac to 7,000 psi Calibrated for rock-quality data learned while drilling 100 0 10 301 6601 90 Days Since First Prod Made standard a soakback period and drill-out prior to lift initiation for all wells 16 / '17 Wells 25,000 1.5x Since implementation, 7 Cleveland wells drilled 20,000 Significant performance uplift (1.5x) Fewer days to peak rates Zero mechanical issues, sand at surface Cost neutral 1.15x 15,000 10,000 5,000 NextGen process is applicable throughout JONE acreage 0 01 301 60 90 Days Since First Prod NextGen wells not concentrated in any specific area Notes [1] Excludes the recent Kelln 9-8HR, which doesn’t have 90 days of production; will likely modestly lower average. [2] Go-forward type curve. 17 Cumulative Production (Boe) Bbl/d NextGen Well Average Cleveland Type Curve [2] NextGen Wells vs. ‘16 / ‘17 Wells – Rev. Adj. 90 Day Cum.Production [1] 16 / '17 Wells NextGen Well Average NextGen Wells vs. ‘16 / ‘17 Wells – Rev. Adj. 90 Day Production [1]

Preliminary Draft Subject to Change CONFIDENTIAL Stacked Pay Douglas / Tonkawa Kansas City Cleveland Marmaton Cherokee 18 Cherokee •20k net acre potential; 100 net sticks at 3-well spacing •Massive 500k+ acre play footprint mapped Tonkawa •122k gross acres with potential; > 200 potential locations •Economics benefit from high oil cuts; potential to be co-developed with Cleveland and Marmaton Marmaton •10 sections Wolf Creek (Ochiltree) •9 sections Grand Field (Ellis) •Marmaton extends over a substantial part of JONE’s position Cleveland •~75 Core Cleveland locations •NextGen protocol has demonstrated meaningful uplift Key JONE Intervals Anadarko Basin Stat Column

Preliminary Draft Subject to Change CONFIDENTIAL Neighbors 19 OchiltreeLipscomb Hemphill Ellis Roger Mills Jones Apache BP Cimarex EnerVest FourPoint Presidio Quanah Tecolote Templar WAB Overview

Preliminary Draft Subject to Change CONFIDENTIAL R E C E N T O P E R A T I O N S

Preliminary Draft Subject to Change CONFIDENTIAL Recent Operations Five operated wells online since Oct. 1 Collectively, and individually except for one WAB well, these wells are performing above type curve Cumulative IP30 Boe / D 6.0 5.2 In the Merge, protocol focus, refined location selection and enhanced technical expertise is driving improved, well-above Type Curve performance In the WAB, the Malinda 1HR, our second Wolf Creek Marmaton well, is the best JONE oil well since 2014-and second-best oil well ever 5.0 4.0 3.0 2.0 1.0 - Oil TC Oil Actual Boe TC Boe Actual The Walleye #4, our initial Grand Field Marmaton non-op well has performed well The Kelln (Cleveland) has modestly disappointed Peak Daily Rate Oil IP30 Bbl/d Gas IP30 Mcf/d Oil Gas TC Act. TC Act. Merge Matheson Tomahawk Margaret Sub-Total Merge % Over / (Under) WAB Malinda 1HR Kelln Sub-Total WAB % Over / (Under) Total % Over / (Under) 494 785 743 4,343 6,038 3,144 307 580 400 423 732 676 2,639 3,009 2,390 3,954 5,792 2,387 This child well was side-tracked from an incumbent wellbore; saved ~$500k - - 1,287 1,831 42% 8,038 12,133 51% First production on Virginia 1H Marmaton by late Mar. 919 164 1,784 460 489 180 864 95 1,098 1,150 1,679 450 WAB Radar SWD well in operation with second Lavada SWD well online by mid-Mar. - - 669 959 43% 2,790 43% 2,248 2,129 (5%) 14,262 39% Will spud next Merge well Q2 2019 1,956 10,286 In process of closing $11mm in non-core WAB well divestitures 21 Cumulative IP30 Boe/D 3.7 2.8 2.0 JONE Operated Wells with 1st Production Since 10/1/18

Preliminary Draft Subject to Change CONFIDENTIAL “Small Ball” Multiple low-cost, high-return, quick-payback projects underway – both in the field and in Austin Operations Non-Operations Existing well optimization Consultant use assessment and RFP Refrac opportunities Work-over evaluation Audit – external and internal Tax PDNP / PDSI assessment Legal SCADA automation Insurance LOE savings Benefits SWD SCADA automation Processes Severance and sales tax refund follow-up Midstream / trucking review Non-op monitoring AP / check processing Other Office space Aircraft Software rationalization 22

Preliminary Draft Subject to Change CONFIDENTIAL Hedging JONE production is ~103% hedged through 2019 and ~59% hedged in 2020 on a Boe basis 2019 oil is 81% hedged at an average price of $50.04 2019 gas is 116% hedged with ~46% hedged through swaps at an average price of $2.83 and ~70% hedged through collars with a floor of $2.55 and a ceiling of $3.20 Projected Production [2] Oi l (Mbbl ) Ga s (MMcf) 1,661 16,518 1,342 12,950 Hedged-Volumes Oi l (Mbbl ) Ga s (MMcf) [1] 1,350 19,150 660 8,400 Recently reduced modestly JONE 2019 oil hedge position from 91% to 81% % Hedged Oi l Ga s [1] 81% 116% 49% 65% Brings oil hedge exposure more in-line with industry while recognizing its fixed charge finance needs Reduces risk of becoming over-hedged if any further divestitures are pursued Provides JONE higher oil price upside exposure MTM ($mm) Oi l Ga s Tota l ($3.6) ($5.5) (0.6) 0.4 ($4.2) ($5.1) Notes [1] Hedged Gas Volumes & % Hedged metric include gas collar volumes of 11,890 MMcf representing 62% of total hedged gas volumes. Projected production assumes business plan outlined in next section. Opportunistically executed swap unwind on Dec. 21 [2] 180,000 barrels at $47.23 JONE received $0.5mm Cal 2019 oil currently trading at ~$55; would be a $(1.4mm) mark 23 JONE Hedge Position 2019 2020

Preliminary Draft Subject to Change CONFIDENTIAL B U S I N E S S P L A N A N D C A S H F L O W O U T L O O K

Preliminary Draft Subject to Change CONFIDENTIAL Approach Reflects modest D&C activity over the next two years Given current sub-$55 oil Specifically, includes only D&C activity that creates / preserves value beyond single-well economics [1] Merge WAB One MRMC 5K’ Two MRMC 10K’ wells 2019 & 2020 farmout obligation Other key assumptions Capital. Based on recent AFEs Cost. Both opex and G&A consistent with current and expected levels Logically, would expect activity to increase with higher oil prices and / or lower drilling and service costs [2] Initially, would add early pad co-development in the better Merge areas With still higher oil prices, would accelerate early pad co-development in the Merge and add Core Cleveland wells in the WAB Project that maintaining flat production would take slightly less than two rigs (one Merge, one WAB) and ~$100mm/year capital plan (including maintenance capex) Notes: [1] E.g., by continuing a farmout in the WAB and preserving / defending HBP / operated sections in the Merge. [2] See economic return sensitivity on the next page. 25

Preliminary Draft Subject to Change CONFIDENTIAL Oil Price / Drilling Economics Oil prices are the primary driver of drilling economics in our various Type Curve areas Returns assume most recent cost structure Pad-drilling would add 5-10% to single-well returns in next areas of planned development With G&A, downtime, etc., solid 30s returns and higher needed to justify drilling absent other benefits 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% – Oil 1 LGOR N 23 LGOR S 7 HGOR 2 Gas 3 Oil 1 LGOR N 23 LGOR S 7 HGOR 2 Gas 3 Clvd ~75 loc. Marm - Ochil. Marm - Ell Op Sections 9 9 26 Note: Based on 2/22/19 NYMEX Strip. IRR % WAB WDFD MRMC 2/22/2019 NYMEX$55 Oil / $2.75 Gas$60 Oil / $2.75 Gas$65 Oil / $2.75 Gas$70 Oil / $2.75 Gas Single Well Returns by Type Curve Area

Preliminary Draft Subject to Change CONFIDENTIAL Investment Merge development – two wells in 2019 One MRMC 5K’ and one contingent MRMC 10K’ Merge Development Gross Wells 2 1 WAB development – four wells in 2019 Wtd . Avg. Wo rk i n g I n te re s t 69% 60% Net Wells Ave ra ge AFE Net Drilling Capital Ca rry-I n / (Ou t) 1 $8.1 $11.1 9.7 1 $9.6 $5.8 – 100% Marmaton (Wolf Creek) Assumes one well spud at beginning of each quarter to satisfy farmout obligation WAB Development Non-op capex guided by in-basin peer activity and proposals received to date Gross Wells 4 4 Wtd . Avg. Wo rk i n g I n te re s t 84% 75% Net Wells Ave ra ge AFE Net Drilling Capital Ca rry-I n / (Ou t) 3 $3.6 $12.2 (0.1) 3 $3.6 $10.9 (0.7) $12.6mm in the Merge $2.3mm in the WAB Leasing & Pooling of $4mm ($3.5mm Merge / $0.5mm WAB) Excluding carry-in, the capital budget is projected to be deployed evenly over the respective years Op e ra te d De ve l op me n t Non -Op De ve l op me n t $32.9 15.0 $15.9 13.5 Mt. Ca p e x / Pool i n g / Le a s i n g 12.2 8.6 ~$9.7mm of Merge carry-in, $6.4mm tied to late 4Q18 completions (Tomahawk, Matheson and Margaret wells) and $3.3mm related to WI pick-up and maintenance capex 27 Total Capital Expenditures$60.0$37.9 Total Development Capital$47.9$29.4 Total WAB Operated$12.1$10.1 Total Merge Operated$20.8$5.8 Capex Summary ($ in millions) 2019E 2020E

Preliminary Draft Subject to Change CONFIDENTIAL Financial Projections Reflects latest type curves for Merge and WAB, accounting for forecast risk, downtime and weather risk Wells Spud Me rge - JONE 16 2 1 WAB - JONE 6 4 4 Total Operated Wells Spud Production Oi l (MBb l ) Ga s (MMcf) 22 6 5 2,241 21,385 1,661 16,518 1,342 12,950 NGL (MBo e ) 2,500 1,869 1,497 Total Production (MBoe) Daily Production (MBoe/d) Growth % (QoQ) / (YoY) Financial Projections 8,305 22.8 6.7% 6,283 17.2 (24.3%) 4,997 13.7 (20.5%) $236.9 $157.7 $127.1 Co mmo d i ty Re ve n u e He d ge Re ve n u e / Oth e r (51.2) (4.8) (4.4) Total Revenue LOE Pro d . Ta x / Ad . Va l . / Tra n s . G&A [1] $185.7 (44.9) (15.5) (19.3) $152.9 (41.9) (12.8) (20.0) $122.7 (38.5) (11.4) (20.0) Ca p i ta l Exp e n d i tu re s e xc. A&D Ch a n ge i n WC / Oth e r (192.6) (9.5) (60.0) (7.7) (37.9) (1.2) Daily Production (Mboe/d) WAB Me rge EBITDAX (Pre-G&A) 14.3 8.5 10.2 7.0 8.5 5.2 $92.5 84.0 $56.0 47.1 $45.6 33.3 WAB Me rge Note: Based on 2/22/19 NYMEX Strip. [1] Excludes restructuring related items; 2018: ~$10mm (~$5mm advisory/legal + ~$5mm severance/bonuses), 2019: ~$4mm severance/bonuses (advisory/legal TBD), 2020: $0mm. 28 Unlevered Free Cash Flow ($96.0) $10.4 $13.6 EBITDAX $106.1 $78.2 $52.7 JONE Projections ($ in millions) 2018A 2019E 2020E

Preliminary Draft Subject to Change CONFIDENTIAL Key Non-Price Variables Impacting Cash Flow AFE elasticity. Impacts level of capex in drilling Opportunity to block-up operated sections with long lateral units. May lead to more drilling Need for more than planned defensive long laterals. May lead to more drilling LOE savings (SCADA, etc.). Lowers cost G&A savings. Lowers cost Restructuring fees and associated costs. Non-operating uses of cash 29

Preliminary Draft Subject to Change CONFIDENTIAL D I P S I Z I N G

Preliminary Draft Subject to Change CONFIDENTIAL DIP Financing Sizing Analysis JONE management and advisors propose a $25mm – $50mm DIP financing if Chapter 11 path is pursued Prepared both pre-pack and contested cases ~$13mm and ~$14mm of net cash flow projected over the next 6 and 9 months, respectively Excluding interest and one-time restructuring disbursements Contingency contemplated to provide the flexibility needed to navigate a downside scenario ($ in millions) Ca s h Ba l a nce a s of 2/1/19 Ca s h Fl ow from Ops (Feb - Jul , Oct, Res pecti vel y) One-Ti me Res tructuri ng Di s burs ements Surplus / (Shortfall) (+) Mi dpoi nt Conti ngency (deta i l bel ow) Surplus / (Shortfall) Including Contingency Pre-Pa ck Contes ted $48.4 12.6 $48.4 14.4 (43.8) (68.0) $17.1 ($5.3) ($17.5) ($28.3) ($0.4) ($33.6) Metri c ($mm) Mi dpoi nt Ri s k (%) Amount ($mm) 6 Mo 10 Mo 6 Mo 10 Mo Ops Conti ngency JIB / Accounts Recei va bl e Oi l & Ga s Revenue (4 & 7 mos ) [1] Ca pex LOE [2] G&A [2] Revenue Di s tri buti ons (3 & 6 mos ) [3] Prod Ta x/Rev Cha rges La nd a nd Lea s i ng Tota l Ops Conti ngency Notes: $9.2 75.5 28.2 24.5 19.4 22.6 5.0 6.1 $14.5 128.6 49.0 42.0 29.9 44.2 9.0 7.0 10% 20% 10% 8% 3% 20% 8% 8% $0.9 15.1 2.8 1.8 0.5 (4.5) 0.4 $1.4 25.7 4.9 3.2 0.7 (8.8) 0.7 Majority tied to commodity price sensitivity ($15mm –$25mm) Appropriately assumes hedges are liquidated upon filing, exposing Company to commodity price volatility Would propose re-hedging at an agreed upon level to reduce downside price risk; execution not certain, though 0.5 0.5 $17.5 $28.3 [1] Assumes NYMEX forward pricing as of 2/22/2019. Contingency applied to 7 of 9 months (Apr. – Oct. 2019) as Jan. and Feb. prices have either settled or are hedged. [2] $6.8mm of payroll related to production overhead and field supervision, generally presented as LOE for reporting purposes, is included in G&A over a 9-month period, $4.5mm over 6 months. [3] Contingency applied to 6 of 9 months (April – Oct. 2019) in contested case and 3 of 6 months in pre-pack Case, consistent with risking of oil and gas revenue. One-time disbursements related to a potential Chapter 11 (~$45mm pre-pack, ~$70mm contested) 31 Estimated DIP $25.0 $50.0 Contingency Assumptions Cash Flow Summary and DIP Sizing Cash Flow and DIP Sizing

Preliminary Draft Subject to Change CONFIDENTIAL Cash Flow Forecast – Pre-Pack Base Case ($ in 000s) Receipts JI B / Accou n ts Re ce i va b l e Oi l & Ga s Re ve n u e (I n cl . He d ge s ) [1] Oth e r Re ce i p ts Sub-Total, Receipts $1,180 12,149 2,100 $2,578 30,592 (1,035) $1,182 10,809 – $1,876 26,922 – $1,182 19,256 – $1,182 18,476 – $1,248 17,864 – $1,182 18,036 – $1,182 17,270 – $1,707 17,291 – $15,429 $32,135 $11,991 $28,798 $20,438 $19,658 $19,112 $19,218 $18,452 $18,998 Operating Disbursements Ca p e x (Op & Non -Op ) LOE (Op & Non -Op ) G&A, Pa yrol l & Bon u s e s Re ve n u e Di s tri b u ti on s Prod Ta x/Re v Ch a rge s La n d a n d Le a s i n g A&D Sub-Total, Disbursements ($2,392) (2,910) (1,285) (469) (500) (1,462) 4,200 ($5,568) (4,850) (3,737) (18,757) (1,300) (1,561) 5,000 ($10,690) (3,880) (6,759) – (900) (1,378) – ($4,956) (4,895) (2,349) (11,303) (900) (1,339) – ($2,292) (3,969) (2,094) (5,559) (900) (200) – ($2,292) (3,969) (3,210) (5,743) (500) (200) – ($4,979) (4,917) (2,869) (5,545) (1,300) (250) – ($8,765) (3,880) (2,094) (5,452) (900) (200) – ($2,200) (3,880) (3,202) (5,390) (500) (200) – ($4,910) (4,850) (2,349) (5,240) (1,300) (250) – ($4,818) ($30,773) ($23,607) ($25,742) ($15,014) ($15,915) ($19,860) ($21,291) ($15,372) ($18,898) Financing / Restructuring Disbursements Profe s s i on a l Fe e s He d ge Book Cl os u re KEI P / KERP D+O Ta i l Pre mi u m Tra d e AP Ru n off Con ti n ge n cy (Non -Op Ca s h Ca l l , Su re ty, LOC's De p os ($1,822) – – – – – – ($9,990) (7,053) – (1,000) – – – ($6,279) – – – – – – (803) – – – – – – ($16,391.0) – – – – – – ($490) – – – – – – - – – – – – – – – – – – – – - – – – – – – – – – – – – – Bon d s I n te re s t & Fe e s Sub-Total, Financing / Restructuring ($1,822) ($18,043) ($6,279) ($803) ($16,391) ($490) – – – – Cash Balance / (Deficit) BOP Ch a n ge $48,356 8,789 $57,145 (16,681) $40,464 (17,894) $22,569 2,254 $24,823 (10,967) $13,856 3,254 $17,110 (748) $16,362 (2,073) $14,289 3,080 $17,369 100 [1] As s u me s NYMEX forwa rd p ri ci n g a s of 2/22/2019. 32 EOP $57,145 $40,464 $22,569 $24,823 $13,856 $17,110 $16,362 $14,289 $17,369 $17,469 Total Change in Cash $8,789 ($16,681) ($17,894) $2,254 ($10,967) $3,254 ($748) ($2,073) $3,080 $100 Cash Flow from Ops $10,611 $1,362 ($11,615) $3,057 $5,424 $3,744 ($748) ($2,073) $3,080 $100 Feb-2019 Mar-2019 Apr-2019 May-2019 Jun-2019 Jul-2019 Aug-2019 Sep-2019 Oct-2019 Nov-2019

Preliminary Draft Subject to Change CONFIDENTIAL Cash Flow Forecast – Contested Base Case ($ in 000s) Receipts JI B / Accou n ts Re ce i va b l e Oi l & Ga s Re ve n u e (I n cl . He d ge s ) [1] Oth e r Re ce i p ts Sub-Total, Receipts $1,180 12,149 2,100 $2,578 30,592 (1,035) $1,182 10,809 – $1,876 26,922 – $1,182 19,256 – $1,182 18,476 – $1,248 17,864 – $1,182 18,036 – $1,182 17,270 – $1,707 17,291 – $15,429 $32,135 $11,991 $28,798 $20,438 $19,658 $19,112 $19,218 $18,452 $18,998 Operating Disbursements Ca p e x (Op & Non -Op ) LOE (Op & Non -Op ) G&A, Pa yrol l & Bon u s e s Re ve n u e Di s tri b u ti on s Prod Ta x/Re v Ch a rge s La n d a n d Le a s i n g A&D Sub-Total, Disbursements ($2,392) (2,910) (1,285) (469) (500) (1,462) 4,200 ($5,568) (4,850) (3,737) (18,757) (1,300) (1,561) 5,000 ($10,690) (3,880) (6,759) – (900) (1,378) – ($4,956) (4,895) (2,349) (11,303) (900) (1,339) – ($2,292) (3,969) (2,094) (5,559) (900) (200) – ($2,292) (3,969) (2,447) (5,743) (500) (200) – ($4,979) (4,917) (2,869) (5,545) (1,300) (250) – ($8,765) (3,880) (2,094) (5,452) (900) (200) – ($2,200) (3,880) (2,438) (5,390) (500) (200) – ($4,910) (4,850) (2,349) (5,240) (1,300) (250) – ($4,818) ($30,773) ($23,607) ($25,742) ($15,014) ($15,151) ($19,860) ($21,291) ($14,609) ($18,898) Financing / Restructuring Disbursements Profe s s i on a l Fe e s He d ge Book Cl os u re KEI P / KERP D+O Ta i l Pre mi u m Tra d e AP Ru n off Con ti n ge n cy (Non -Op Ca s h Ca l l , Su re ty, LOC's De p os ($1,822) – – – – – – ($9,055) (7,053) – (1,000) (1,600) – – ($5,344) – – – – (1,000) – (1,199) – – – – (1,250) – ($1,111.0) – – – – (1,000) – ($13,082) – (763) – – (1,000) – ($4,363) – – – – (1,250) – ($1,276.0) – – – – (1,000) – ($13,098) – (763) – – – – – – – – – – – Bon d s I n te re s t & Fe e s Sub-Total, Financing / Restructuring ($1,822) ($18,708) ($6,344) ($2,449) ($2,111) ($14,845) ($5,613) ($2,276) ($13,861) – Cash Balance / (Deficit) BOP Ch a n ge $48,356 8,789 $57,145 (17,346) $39,799 (17,959) $21,839 608 $22,447 3,313 $25,760 (10,338) $15,422 (6,361) $9,061 (4,349) $4,712 (10,018) ($5,306) 100 [1] As s u me s NYMEX forwa rd p ri ci n g a s of 2/22/2019. 33 EOP $57,145 $39,799 $21,839 $22,447 $25,760 $15,422 $9,061 $4,712 ($5,306) ($5,206) Total Change in Cash $8,789 ($17,346) ($17,959) $608 $3,313 ($10,338) ($6,361) ($4,349) ($10,018) $100 Cash Flow from Ops $10,611 $1,362 ($11,615) $3,057 $5,424 $4,507 ($748) ($2,073) $3,843 $100 Feb-2019 Mar-2019 Apr-2019 May-2019 Jun-2019 Jul-2019 Aug-2019 Sep-2019 Oct-2019 Nov-2019

Preliminary Draft Subject to Change CONFIDENTIAL A P P E N D I X

Preliminary Draft Subject to Change CONFIDENTIAL Lien and Trade Analysis Summary Lien Analysis Reserve Category PV10 Value ($mm) % Mortgaged PV-10 Values per year-end 2018 SEC reserve report and pro forma for closed and pending asset divestitures Mortgage PV10 value at or above 90% threshold across all relevant reserve categories Company generally waits to mortgage new properties in groups to save on associated legal and filing fees, resulting a small percentage of unmortgaged property at any given point in time PDP PDNP PDSI PUD $498 16 (4) 30 94% 99% 85% 89% 1P Reserves $539 94% Proba bl e Pos s i bl e 527 695 91% 93% General Unsecured Claims (excluding Unsecured Notes and TRA) expected to be ~$0 - $11mm 3P Reserves $1,761 93% 35 Note [1] Properties unmatched to leases (~$13.4mm) included in non-mortgaged assets Lien Analysis Summary by Reserve Category [1]

Single-Well Type Curves Assumptions

	Merge - Meramec					Merge - Woodford					WAB		
	Oil	Low GOR North	Low GOR South	High GOR	Gas	Oil	Low GOR North	Low GOR South	High GOR	Gas	CLVD	MRMT Ochiltree	MRMT Ellis
Oil EUR (MBbl)	278	181	283	118	62	442	370	176	234	156	92	189	242
Wet Gas EUR (MMcf)	1,906	3,488	2,176	2,427	3,665	793	3,951	3,980	5,673	7,935	1,054	1,455	1,488
Gross EUR (Mboe)	696	910	746	602	759	606	1,172	1,022	1,331	1,586	313	499	547
Peak IP 30:													
Oil (Bbl/d)	600	390	310	204	60	500	270	200	170	100	175	500	522
3-Stream (Boe/d)	971	883	721	734	641	593	627	625	722	911	420	755	756
AFE ($mm)	$6.00	$6.00	$6.80	$6.80	$6.80	$6.10	$6.10	$6.90	$6.90	$6.90	$2.45	$3.60	$4.60
PV-10 ($mm)	$1.6	$1.1	$0.3	($2.6)	($3.2)	$1.6	$2.8	($0.6)	$1.5	$0.5	$0.6	$2.1	$1.7
IRR (%)	23%	17%	12%	(0%)	(0%)	20%	24%	8%	16%	12%	24%	52%	30%
ROI (x)	1.9x	1.9x	1.7x	1.0x	1.0x	2.0x	2.6x	1.6x	2.3x	2.1x	2.0x	2.1x	1.7x
Payout (Months)	35	49	69	–	–	43	41	105	60	80	30	18	29
WOR	2.5x	2.2x	2.2x	2.2x	2.5x	5.0x	4.5x	4.5x	2.7x	4.5x	0.6x	2.6x	2.6x
Shrink %	76%	78%	78%	78%	78%	78%	79%	78%	82%	84%	65%	80%	75%
NGL Yield (Bbl / MMcf)	95	80	80	70	60	80	70	80	60	40	100	80	80
LOE													
Variable Opex: Water ($ / Bbl)	$1.87	$1.87	$1.87	$1.87	$1.87	$1.87	$1.87	$1.87	$1.87	$1.87	$1.42	$1.42	$1.42
Fixed Opex ($ / Month)	$7,190	$7,190	$7,190	$7,190	$7,190	$7,190	$7,190	$7,190	$7,190	$7,190	$7,200	$7,200	$7,200
Pricing Differentials													
Oil Differential ($ / Bbl)	($1.35)	($1.35)	($1.35)	($1.35)	($1.35)	($1.35)	($1.35)	($1.35)	($1.35)	($1.35)	($3.55)	($2.75)	($2.75)
All-In Gas Service Fee ($ / Mcf)	(2.12)	(2.12)	(2.12)	(2.12)	(2.12)	(2.12)	(2.12)	(2.12)	(2.12)	(2.12)	(1.05)	(1.17)	(1.17)
NGL Pricing % of WTI	38%	38%	38%	38%	38%	38%	38%	38%	38%	38%	36%	36%	36%
Locations													
Operated Locations	8	157	49	37	16	7	168	53	39	14	75	14	30
Non-Operated Locations	430	371	149	212	148	410	361	148	197	149	NA	3	–
Operated Avg. WI	77%	70%	56%	54%	82%	77%	71%	56%	57%	100%	75-85%	75%	65%
Operated Avg. NRI	59%	56%	44%	43%	65%	61%	56%	44%	47%	79%	60-68%	60%	52%
Non-Operated Avg. WI	5%	13%	4%	0%	9%	5%	12%	4%	7%	9%	NA	39%	NA
Non-Operated Avg. NRI	4%	10%	3%	0%	7%	4%	10%	3%	5%	7%	NA	31%	NA

Note: Based on 2/22/2019 NYMEX. LOE, Pricing Differentials, and Locations per CGA report.

JONES ENERGY
36

Preliminary Draft Subject to Change CONFIDENTIAL Historical EBITDAX Reconciliation For the Year Ended December 31, ($ in millions) Net Income (Loss) Interest Expense Exploration Expense Income Taxes Depreciation and Depletion Impairment of Oil and Natural Gas Properties Accretion of ARO Liability Change in TRA Liability Other Non-Cash Charges Stock Compensation Expense Deferred and Other Non-Cash Compensation Expense Net (Gain) Loss on Derivative Contracts Current Period Settlements of Matured Derivative Contracts Amortization of Deferred Revenue (Gain) Loss on Sale of Assets, Net of Proceeds (Gain) on Debt Extinguishment Stand-By Rig Costs Financing Expenses & Other Loan Fees FY2016 FY2017 FY2018 (85) 53 7 (24) 154 - 1 (1) 1 7 1 51 123 (2) (0) (100) - 0 ($179) 52 14 (51) 167 150 1 (59) 2 6 0 18 67 (2) 0 - - 0 ($1,347) 89 8 (62) 174 1,332 1 (53) 0 1 0 3 (51) (2) (1) - 0 0 Source: Note: Company data. We define EBITDAX as earnings before interest expense, income taxes, depreciation, depletion and amortization, exploration expense, gains and losses from derivatives less the current period settlements of matured derivative contracts, along with adjustments for other items listed above. 37 EBITDAX $188 $186 $94 EBITDAX Reconciliation

Preliminary Draft Subject to Change CONFIDENTIAL S U P P L E M E N T A L M A T E R I A L S P R O V I D E D M A R C H 2 2 , 2019

Preliminary Draft Subject to Change CONFIDENTIAL 2018A – 2019E Base & Development Production 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Base Production Development Production Modeled Divestiture 39 Production (Mboe/d) Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 DJaenc-198 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 2018 Base Production Decline:2019 Base Production Decline: ~35%~32% Excluding Divestiture ~37% Including Divestiture

Preliminary Draft Subject to Change CONFIDENTIAL 2018 Capex Breakout Op e ra te d D&C [1] Non -op e ra te d D&C Ma i n te n a n ce Le a s i n g / Pool i n g $149.5 23.7 9.7 9.7 78% 12% 5% 5% [1] Operated D&C HBP Con ti n u ou s Dri l l i n g Ob l i ga ti on (CDO) Non HBP / CDO $115.7 17.7 16.1 77% 12% 11% 4Q 18 Capex Op e ra te d D&C Non -Op D&C Le a s i n g Mt. Ca p e x Oth e r (Pl u g, ARO, e tc.) $5.8 1.2 0.5 1.4 0.3 $23.9 (0.1) 4.6 0.7 0.3 $29.7 1.1 5.1 2.1 0.5 40 Total $9.2 $29.3 $38.5 WAB Merge Total 4Q18 Breakout ($mm) Sub-Total, Operated D&C $149.5 100% Total 2018 Capital $192.6 100% ($mm) % of Total 2018 Capex Summary

Preliminary Draft Subject to Change CONFIDENTIAL Illustrative COPAS Allocation The line items for Production Overhead (shown in Net LOS files) are JONE net share of the COPAS amounts charged to the wellhead and will show up on GAAP statements under the LOE line The Non-Op partners share of the COPAS charges will accrue at a JIB Accounts Receivable line item and move to cash once those funds are received G&A shown on GAAP statements is net of the full COPAS charge; JONE net share is allocated to the LOE line item and the Non-Op partners share of COPAS is effectively recognized as an offset to G&A (net difference between full COPAS charge and add-back of JONE net share to LOE) $ / We l l / Mo. JONE WI Pa rtne rs WI JONE Ne t COPAS Pa rtne rs Ne t COPAS $722 57% 43% $409 312 JONE YE 2018 We l l Cou n t $ / We l l / Mo. 1,084 $722 JONE WI 57% JONE 2018 Pa rtne r Re ce i p ts $4,061,471 JONE COPAS Illustrative Allocation for GAAP Statements JONE Al l -I n Pa yrol l (G&A) (-) 8/8ths COPAS $2,961 (722) JONE COPAS Illustrative Allocation for GAAP Statements JONE Al l -I n Pa yrol l (G&A) (-) JONE 2018 Ne t COPAS $38,519,311 (9,385,720) 8/8ths LOE (Ex. COPAS) JONE WI Pa rtne rs WI JONE Ne t LOE (Ex. COPAS) (+) JONE Ne t COPAS $4,500 57% 43% $2,553 409 JONE Un a d ju s te d LOE (+) JONE Ne t COPAS $39,596,751 5,324,249 Relative Cost Reduction to Op. Income $4,061,471 Relative Cost Reduction to Op. Income $1,131 41 JONE All-in LOE$2,962 JONE All-In LOE$44,921,000 JONE Adjusted All-In G&A$29,133,591 JONE Cash G&A Recognized$2,240 JONE 2018 Net COPAS$5,324,249 8/8th COPAS$9,385,720 Annual COPAS YE 201JO8 NE YE 2018 Illustrative CIOllPuAsStIrnadtivivideuaInl Wdievllidual Well

Preliminary Draft Subject to Change CONFIDENTIAL Historical COPAS 8/8ths COPAS $9,009,039 $9,861,619 $9,385,720 JONE Net Copas Merge WAB $0 4,815,593 $81,416 5,546,920 $356,848 4,967,402 42 Partner Net COPAS $4,193,446 $4,233,283 $4,061,471 Total Net COPAS $4,815,593 $5,628,336 $5,324,249 2018 2017 2016

ILLUSTRATIVE ALTERNATIVE DRILLING SCENARIO PREPARED AT THE REQUEST OF CREDITORS APRIL 3, 2019

JONES
ENERGY

Preliminary Draft Subject to Change CONFIDENTIAL Illustrative Alternative Drilling Scenario – Investment Merge development – Two 5 Well Pads in 2019 & Three 5 Well Pads in 2020 + Merge Development 5 Well Pads: 3 MRMC / 2 WDFD at assumed WI of 82.5% AFEs of $5.8mm for MRMC & $5.9mm for WDFD, cost reductions due to pad drilling Gross Wells 10 15 15 15 Wtd . Avg. Wo rki n g I n te re s t 83% 83% 83% 83% Net Wells 8 12 12 12 Ave ra ge AFE $5.8 $5.8 $5.8 $5.8 Net Drilling Capital Ca rry-I n / (Out) $48.2 0.8 $72.3 – $72.3 – $72.3 – WAB development – four wells in 2019 & 2020 WAB Development 100% Marmaton (Wolf Creek) Assumes one well spud at beginning of each quarter to satisfy farmout obligation Gross Wells Wtd. Avg. Worki ng I nte re s t 4 84% 4 75% – 0% – 0% Net Wells Ave ra ge AFE Othe r 3 $3.6 0.6 3 $3.6 – – $3.6 – – $3.6 – Net Drilling Capital Ca rry-I n / (Out) $12.8 0.7 $10.9 (0.7) $0.3 – $0.3 – Non-op capex guided by in-basin peer activity and proposals received to date Ope ra te d De ve l opme nt Non-Op De ve l opme nt $62.4 12.6 $82.4 8.8 $72.6 9.4 $72.6 9.5 ~$10mm in the Merge per annum; assumes ~70 wells per year at average WI of ~2% $2.3mm in the WAB in 2019; assumes one 50% Grand Field Marmaton well 12.9 7.6 6.1 4.7 Mt. Ca pe x / Pool i ng / Le a s i ng Leasing & Pooling of ~$4mm in 2019 ($3.5mm Merge / $0.5mm WAB) 44 Total Capital Expenditures$87.9$98.8$88.2$86.9 Total Development Capital$75.0$91.1$82.0$82.1 Total WAB Operated$13.4$10.1$0.3$0.3 Total Merge Operated$49.0$72.3$72.3$72.3 Capex Summary ($ in millions) 2019E 2020E 2021E 2022E

Preliminary Draft Illustrative Alternative Drilling Scenario – Financial ProjectioSunbjsect to Change CONFIDENTIAL Based on 3/19/19 NYMEX Strip Wells Spud Assumes existing hedges are monetized in April 2019 Me rge - JONE WAB - JONE Total Operated Wells Spud Production Oi l (MBbl ) Ga s (MMcf) 16 10 15 15 15 6 4 4 – – 22 14 19 15 15 2,241 21,385 1,723 17,006 1,919 16,416 2,086 17,353 2,151 17,988 NGL (MBo e ) 2,500 2,005 1,959 2,078 2,154 Total Production (MBoe) Daily Production (MBoe/d) Growth % (QoQ) / (YoY) Financial Projections 8,305 22.8 6.7% 6,563 18.0 (21.0%) 6,614 18.1 0.8% 7,056 19.3 6.7% 7,303 20.0 3.5% $236.9 $164.9 $172.3 $177.7 $179.2 Commodi ty Re ve nue He d ge Re ve n u e / Oth e r (51.2) (13.1) 0.7 2.8 2.8 Total Revenue LOE [2] Prod. Ta x / Ad . Va l . / Tra ns . G&A [1] $185.7 (44.9) (15.5) (19.3) $151.8 (41.6) (12.7) (20.0) $173.0 (37.9) (14.1) (20.0) $180.5 (40.9) (14.9) (20.0) $182.0 (43.4) (14.9) (20.0) Ca pi ta l Expe ndi ture s e xc. A&D Cha nge i n WC / Othe r (192.6) (9.5) (87.9) 14.5 (98.8) (2.0) (88.2) (1.3) (86.9) 9.9 Note: Based on 3/19/19 NYMEX forward curve (consistent with pricing used for the financial projections in the Disclosure Statement). [1] Excludes restructuring related fees and expenses. [2] COPAS expense reduced from business plan on slide 28 primarily due to recent sale of non-operated properties. Same change is reflected in the financial projections in the Disclosure Statement. 45 Unlevered Free Cash Flow($96.0)$4.1$0.2$15.3$26.8 EBITDAX$106.1$77.5$101.0$104.8$103.7 JONE Projections ($ in millions) 2018A 2019E 2020E 2021E 2022E